Investment Portfolioas of September 30, 2024 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 97.0%
Broadline Retail 1.3%
Alibaba Group Holding Ltd. (ADR)	3,155	334,809
MercadoLibre, Inc.*	498	1,021,876
		1,356,685
Diversified Consumer Services 0.8%
Duolingo, Inc.*	3,046	859,033
Diversified Telecommunication Services 8.9%
Cogent Communications Holdings, Inc.	15,637	1,187,161
Deutsche Telekom AG (Registered)	86,751	2,549,132
Nippon Telegraph & Telephone Corp. (a)	835,100	853,766
Verizon Communications, Inc.	105,992	4,760,101
		9,350,160
Entertainment 23.1%
Live Nation Entertainment, Inc.*	13,145	1,439,246
Netflix, Inc.*	10,879	7,716,148
Nintendo Co., Ltd.	26,300	1,400,897
ROBLOX Corp. “A”*	46,878	2,074,820
Sea Ltd. (ADR)*	20,756	1,956,876
Spotify Technology SA*	4,674	1,722,509
Take-Two Interactive Software, Inc.*	10,067	1,547,399
Universal Music Group NV	40,267	1,056,023
Walt Disney Co.	47,436	4,562,869
Warner Music Group Corp. “A”	25,251	790,356
		24,267,143
Hotels, Restaurants & Leisure 1.3%
DraftKings, Inc. “A”*	29,099	1,140,681
Entain PLC	20,460	208,967
		1,349,648
Household Durables 0.6%
Sony Group Corp.	34,500	670,984
Interactive Media & Services 44.4%
Alphabet, Inc. “A”	50,772	8,420,536
Alphabet, Inc. “C”	62,774	10,495,185
Baidu, Inc. (ADR)*	7,510	790,728
Meta Platforms, Inc. “A”	42,473	24,313,244
Pinterest, Inc. “A”*	62,829	2,033,775
Yelp, Inc.*	19,091	669,712
		46,723,180
IT Services 0.8%
Wix.com Ltd.*	5,116	855,242

Media 4.1%
Criteo SA (ADR)*	32,869	1,322,649
New York Times Co. “A”	16,162	899,738
Trade Desk, Inc. “A”*	18,922	2,074,797
		4,297,184
Professional Services 1.8%
RELX PLC	30,193	1,424,686
Wolters Kluwer NV	2,566	432,592
		1,857,278
Software 1.9%
AppLovin Corp. “A”*	6,787	886,043
Doubleverify Holdings, Inc.*	53,307	897,690
Zoom Video Communications, Inc. “A”*	3,640	253,853
		2,037,586
Specialized REITs 2.0%
American Tower Corp.	6,026	1,401,407
Crown Castle, Inc.	5,704	676,665
		2,078,072
Wireless Telecommunication Services 6.0%
KDDI Corp.	47,100	1,507,258
Rogers Communications, Inc. “B”	16,466	662,073
T-Mobile U.S., Inc.	20,153	4,158,773
		6,328,104
Total Common Stocks (Cost $55,725,015)		102,030,299

	Principal Amount ($)	Value ($)

Convertible Bonds 1.1%
Interactive Media & Services
Match Group Financeco 3, Inc., 144A, 2.0%, 1/15/2030	734,000	657,203
Snap, Inc., 144A, 0.5%, 5/1/2030	589,000	499,472
Total Convertible Bonds (Cost $1,180,601)		1,156,675

	Contracts/ Notional Amount	Value ($)

Call Options Purchased 0.1%
Exchange-Traded Options
Alphabet, Inc., Expiration Date 1/17/2025, Strike Price $180.0 (Cost $252,535)	282 28,200	156,510

	Shares	Value ($)

Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.82% (b) (c) (Cost $803,000)	803,000	803,000

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 4.93% (b) (Cost $2,029,698)	2,029,698	2,029,698

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $59,990,849)	100.9	106,176,182
Other Assets and Liabilities, Net	(0.9)	(986,831)
Net Assets	100.0	105,189,351
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2024	Value ($) at 9/30/2024
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.82% (b) (c)
—	803,000 (d)	—	—	—	450	—	803,000	803,000
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 4.93% (b)
4,416,570	17,803,830	20,190,702	—	—	93,613	—	2,029,698	2,029,698
4,416,570	18,606,830	20,190,702	—	—	94,063	—	2,832,698	2,832,698

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2024 amounted to $746,352, which is 0.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Broadline Retail	$1,356,685	$—	$—	$1,356,685
Diversified Consumer Services	859,033	—	—	859,033
Diversified Telecommunication Services	5,947,262	3,402,898	—	9,350,160
Entertainment	21,810,223	2,456,920	—	24,267,143
Hotels, Restaurants & Leisure	1,140,681	208,967	—	1,349,648
Household Durables	—	670,984	—	670,984
Interactive Media & Services	46,723,180	—	—	46,723,180
IT Services	855,242	—	—	855,242
Media	4,297,184	—	—	4,297,184
Professional Services	—	1,857,278	—	1,857,278
Software	2,037,586	—	—	2,037,586
Specialized REITs	2,078,072	—	—	2,078,072
Wireless Telecommunication Services	4,820,846	1,507,258	—	6,328,104
Convertible Bonds	—	1,156,675	—	1,156,675
Call Options Purchased	156,510	—	—	156,510
Short-Term Investments (a)	2,832,698	—	—	2,832,698
Total	$94,915,202	$11,260,980	$—	$106,176,182

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH3
R-080548-2 (1/25)